UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2026

SURGERY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 600

Brentwood, Tennessee 37027

(Address of principal executive offices, including zip code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGRY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b- 2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 23, 2026, Surgery Partners, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Spyglass Topco, LLC, a Delaware limited liability company (“Parent”), Spyglass Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), and, solely for the limited purposes set forth therein, Bon Secours Mercy Health, Inc., a Maryland nonstock, nonprofit corporation (“Guarantor”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Surviving Corporation”), (b) each issued and outstanding share of common stock of the Company, par value $0.01 per share (the “Common Stock”), as of immediately prior to the Effective Time (other than the Rollover Shares (as defined below) and the shares described in clauses (c), (d) and (e) below) will be converted into the right to receive $23.50 in cash, without interest (the “Per Share Consideration”, and the aggregate consideration, the “Merger Consideration”), (c) each share of Common Stock (other than the Rollover Shares) held by the Company as treasury stock or owned by Parent or Merger Subsidiary immediately prior to the Effective Time will automatically be canceled and will cease to exist and no consideration will be delivered in exchange therefor, (d) shares held by holders who have properly exercised and not lost their appraisal rights under Delaware law (“Appraisal Shares”) will not be converted into the right to receive the Merger Consideration, (e) each share of Common Stock held by any subsidiary of either the Company or Parent (other than Merger Subsidiary) immediately prior to the Effective Time will be converted into a pro rata number of shares of common stock of the Surviving Corporation such that each such subsidiary owns the same percentage of the Surviving Corporation immediately following the Effective Time as such subsidiary owned of the Company immediately prior to the Effective Time and (f) each share of common stock of Merger Subsidiary issued and outstanding immediately prior to the Effective Time will automatically be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted.

The Board of Directors of the Company (the “Board of Directors”) has established a special committee of independent and disinterested directors (the “Special Committee”). Acting upon the unanimous recommendation of the Special Committee, the Board of Directors has (a) determined that the Merger and the other transactions contemplated by the Merger Agreement and any other documents or agreements executed and delivered in connection with the Merger Agreement, including the Support Agreement (as defined below) (collectively, the “Transactions”), are advisable, fair to and in the best interests of the Company and the Company’s stockholders, including the Unaffiliated Company Stockholders (as defined below), (b) approved and declared it advisable to enter into the Merger Agreement, (c) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s stockholders at a meeting of stockholders called for that purpose (the “Company Stockholder Meeting”) and (d) subject to the terms and conditions of the Merger Agreement (including Section 6.02 thereof), resolved to recommend that the Company’s stockholders approve the adoption of the Merger Agreement and the Transactions, including the Merger. “Unaffiliated Company Stockholders” means the holders of the outstanding shares of Common Stock, excluding (i) BCPE Seminole Holdings, LP, BCPE Seminole Holdings II Intermediate, LP, BCPE Seminole Holdings III, LP, BCPE Seminole Holdings IV, LP, Parent and Merger Subsidiary and their respective controlled affiliates (if applicable), (ii) members of the Board of Directors and (iii) any person that the Company has determined to be an “officer” of the Company within the meaning of Section 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The board of directors of Merger Subsidiary has adopted resolutions approving and declaring advisable the Merger Agreement and the Transactions, and the board of managers of Parent has adopted resolutions approving and declaring advisable the Merger Agreement and the Transactions. Parent, as the sole stockholder of Merger Subsidiary, has adopted resolutions approving the Merger Agreement and the Transactions.

Treatment of Company Equity Awards

Immediately prior to the Effective Time, each then-outstanding option to purchase shares of Common Stock under the Company Stock Plans (as defined in the Merger Agreement) (a “Company Stock Option”) with a per share exercise price less than the Per Share Consideration (an “In-the-Money Company Stock Option”) will become fully vested (to the extent unvested) and will be canceled and converted as of the closing of the Merger (the “Closing”) into the right to receive, without interest, an amount in cash determined by multiplying (a) the excess of the Per Share Consideration over the per share exercise price of such In-the-Money Company Stock Option by (b) the number of shares of Common Stock subject to such In-the-Money Company Stock Option immediately prior to the Effective Time. Each Company Stock Option that is outstanding as of immediately prior to the Effective Time that is not an In-the-Money Company Stock Option will be canceled for no consideration.

Immediately prior to the Effective Time, each then-outstanding share of Common Stock granted or issued under the Company Stock Plans that is subject to vesting or other lapse restrictions (“Company Restricted Stock”) held by a non-employee director of the Company (“Company Director Restricted Stock”) will be canceled and converted as of the Closing into the right to receive, without interest, an amount in cash equal to the Per Share Consideration. Immediately prior to the Effective Time, each then-outstanding share of Company Restricted Stock that is not Company Director Restricted Stock will be canceled and converted into the right to receive an amount in cash equal to the Per Share Consideration (a “Deferred Cash Restricted Stock Award”). Such Deferred Cash Restricted Stock Award will, subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, vest at the same time as the corresponding share of Company Restricted Stock would have vested pursuant to its terms as of immediately prior to the Effective Time, and will remain subject to the same terms and conditions (including with respect to vesting and forfeiture, including any accelerated vesting terms) that applied to the corresponding share of Company Restricted Stock immediately prior to the Effective Time.

Immediately prior to the Effective Time, each then-outstanding restricted stock unit granted under the Company Stock Plans that is subject to performance-based vesting conditions (a “Company PSU”) will be canceled and converted as of the Closing into the right to receive, without interest, an amount in cash determined by multiplying (a) the Per Share Consideration by (b) the number of shares of Common Stock subject to such Company PSU immediately prior to the Effective Time, with applicable performance-based vesting conditions deemed achieved based on (i) actual performance as determined by the Company, for any Company PSUs for which the performance period has completed prior to the Effective Time and (ii) the greater of (A) 100%, as set forth in the relevant award agreement, and (B) actual performance through the Effective Time, as determined by the Company following reasonable and good-faith consultation with Parent, for any Company PSUs for which the performance period has not been completed prior to the Effective Time (a “Deferred Cash PSU Award”). Such Deferred Cash PSU Award will, subject to the holder’s continued service with Parent and its affiliates (including the Surviving Corporation and its subsidiaries) through the applicable vesting dates, vest at the same time as the corresponding Company PSU would have vested pursuant to its terms as of immediately prior to the Effective Time, and will remain subject to the same terms and conditions (including with respect to vesting and forfeiture, but excluding performance-based vesting conditions) that applied to the corresponding Company PSU immediately prior to the Effective Time.

Prior to the Effective Time, the Board of Directors (or a duly authorized committee thereof) will take all actions reasonably necessary to (i) provide that the Surgery Partners, Inc. Employee Stock Purchase Plan will terminate as of immediately prior to the date of the Closing and that no further rights will thereafter be granted or exercised thereunder and (ii) effectuate the treatment of the Company Stock Options, Company Restricted Stock and Company PSUs as described above and to terminate the Company Stock Plans as of the Effective Time; provided that the termination of the Company Stock Plans will not adversely affect the rights of the holders of Deferred Cash Restricted Stock Awards and Deferred Cash PSU Awards.

Conditions to the Merger

The completion of the Merger is subject to the satisfaction or waiver of certain customary mutual closing conditions, including (a) the adoption of the Merger Agreement by (i) the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon and (ii) a majority of the votes cast by the disinterested stockholders (as defined in Section 144 of the Delaware General Corporation Law, and which excludes any stockholder that is not an Unaffiliated Company Stockholder) (collectively, the “Company Stockholder Approval”), (b) the absence of any order, injunction or other legal restraint in effect prohibiting consummation of the Merger (“Restraints”) and (c) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The obligation of Parent and Merger Subsidiary to consummate the Merger is additionally conditioned on, among other things, the Company having performed in all material respects its obligations under the Merger Agreement, the accuracy of the Company’s representations and warranties (subject to customary materiality qualifiers) and the absence of any continuing Material Adverse Effect on the Company since the date of the Merger Agreement. The obligation of the Company to consummate the Merger is additionally conditioned on Parent and Merger Subsidiary having performed in all material respects their respective obligations under the Merger Agreement and the accuracy of Parent’s representations and warranties (subject to customary materiality qualifiers).

Termination

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others, (a) by mutual written agreement of the Company and Parent, (b) by either the Company or Parent, if (i) the Effective Time has not occurred on or before July 23, 2027 (as such date may be automatically extended under specified circumstances relating to the satisfaction of closing conditions, the “End Date”), (ii) any Restraint permanently enjoining or prohibiting the Merger has become final and non-appealable or (iii) the Company Stockholder Approval is not obtained at the Company Stockholder Meeting, (c) by Parent, if (i) prior to obtaining the Company Stockholder Approval, the Board of Directors has effected an Adverse Recommendation Change (as defined in the Merger Agreement) or (ii) the Company has breached its representations, warranties or covenants in a manner that would cause certain closing conditions not to be satisfied and such breach is not timely cured, and (d) by the Company, if (i) prior to obtaining the Company Stockholder Approval, the Company terminates the Merger Agreement to enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement), subject to compliance with the non-solicitation provisions of the Merger Agreement and payment of the Company Termination Fee (as defined below), or (ii) Parent or Merger Subsidiary has breached its representations, warranties or covenants in a manner that would cause certain closing conditions not to be satisfied and such breach is not timely cured.

The Company is required to pay Parent a termination fee of $108,986,842 (the “Company Termination Fee”) if the Merger Agreement is terminated under specified circumstances, including, among others, (a) termination by the Company prior to receipt of the Company Stockholder Approval to enter into a definitive agreement providing for a Superior Proposal, (b) termination by Parent following an Adverse Recommendation Change prior to receipt of the Company Stockholder Approval and (c) termination by either party because the Effective Time has not occurred by the End Date or the Company Stockholder Approval was not obtained, or by Parent due to the Company's uncured breach of its representations, warranties or covenants, and in each case, if an Acquisition Proposal (as defined in the Merger Agreement) was publicly made and a transaction in respect of an Acquisition Proposal is subsequently consummated, or a definitive agreement providing therefor is executed, within twelve months of such termination. The Merger Agreement also provides that, in certain circumstances, a party may seek to compel the other party to specifically perform its obligations under the Merger Agreement.

Financing

Parent has obtained a debt commitment letter, pursuant to which the debt financing sources identified therein have committed to provide debt financing to Merger Subsidiary in the amount set forth therein, subject to the terms and conditions thereof, for the purpose of financing the Transactions. Pursuant to the Merger Agreement, the Company is required to use reasonable best efforts to provide Parent with customary cooperation in connection with the debt financing. The obligations of the lenders to provide debt financing under the debt commitment letter are subject to the satisfaction (or waiver) of customary closing conditions described therein. The consummation of the Merger is not subject to a financing condition.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Subsidiary, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, Parent and Merger Subsidiary, including covenants relating to the Company using commercially reasonable efforts to conduct its and its subsidiaries’ business in the ordinary course in all material respects and to preserve intact its material assets, business organizations and material business relationships, and refraining from taking certain actions without Parent’s consent, subject to certain exceptions. The Company, Parent, Merger Subsidiary and Guarantor also agreed to use their respective reasonable best efforts to consummate the Merger and the other Transactions as promptly as practicable, including obtaining required regulatory approvals.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, the Company will be subject to certain restrictions on its ability to solicit certain alternative acquisition proposals from third parties, provide non-public information to third parties and engage in discussions or enter into agreements with third parties regarding certain alternative acquisition proposals, subject to customary exceptions.

In addition, pursuant to the Merger Agreement, Guarantor has guaranteed the payment and performance of the obligations of Parent and Merger Subsidiary under the Merger Agreement, subject to the limitations on such obligations set forth therein.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein. Capitalized terms used but not otherwise defined in this Item 1.01 have the meanings ascribed to them in the Merger Agreement.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about the Company, Parent, Merger Subsidiary or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Subsidiary and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, and as a condition to the willingness of the Parent, Merger Subsidiary and Guarantor to enter into the Merger Agreement, BCPE Seminole Holdings, LP, BCPE Seminole Holdings II Intermediate, LP, BCPE Seminole Holdings III, LP and BCPE Seminole Holdings IV, LP (collectively, the “Reinvestment Stockholders”) entered into a Voting and Support Agreement (the “Support Agreement”) with Parent and the Company. Under the Support Agreement, the Reinvestment Stockholders have agreed, among other things, to vote their shares of Common Stock in favor of the adoption of the Merger Agreement and certain other matters, subject to certain terms and conditions contained therein.

In addition, under the Support Agreement, immediately prior to the Closing, the Reinvestment Stockholders will contribute to Parent (or a direct or indirect parent company thereof), directly or indirectly, all of their shares of Common Stock (such shares, the “Rollover Shares”), in exchange for equity interests in Parent. The Rollover Shares will not be entitled to receive the Per Share Consideration and will, by virtue of the Merger, be converted into shares of common stock of the Surviving Corporation such that the Rollover Shares represent the same percentage of the Surviving Corporation immediately following the Effective Time as the Reinvestment Stockholders owned of the Company immediately prior to the Effective Time.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Support Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On October 26, 2026, the Company and HealthSpan Partners, an affiliate of Parent and Guarantor, issued a joint press release announcing the entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. In addition, the information contained in this Item 7.01 on Form 8-K will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of October 23, 2026, by and among Surgery Partners, Inc., Spyglass Topco, LLC, Spyglass Merger Subsidiary, Inc. and, solely for the limited purposes set forth therein, Bon Secours Mercy Health, Inc.

10.1*	Voting and Support Agreement, dated as of October 23, 2026, by and among Spyglass Topco, LLC, Surgery Partners, Inc. and the Reinvestment Stockholders party thereto.

99.1	Press Release, dated October 26, 2026.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*	Certain schedules and exhibits have been omitted pursuant to Instruction 4 of Item 1.01 and in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

Additional Information and Where to Find It

In connection with the proposed Transactions, the Company will file with the SEC a proxy statement (the “Proxy Statement”), a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and certain other filing persons intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the proposed Transactions. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of the Proxy Statement, the Schedule 13E-3 and other documents that the Company files with the SEC (when available) from the SEC’s website at www.sec.gov and the Company’s website at ir.surgerypartners.com. In addition, the Proxy Statement, the Schedule 13E-3 and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to the Company’s Investor Relations at IR@surgerypartners.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed Transactions. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of the Company in connection with the proposed Transactions, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the Proxy Statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 23, 2026 (the “Annual Meeting Proxy Statement”), including under the sections entitled “Security Ownership of Certain Beneficial Owners and Management”, ”Proposal No. 1 Election of Directors”, and “Executive Officers” therein. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in the Company’s Statements of Change in Ownership on Forms 4 filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed Transactions, including the interests of the Company’s directors and executive officers in the proposed Transactions, which may be different than those of the Company’s stockholders generally, by reading the Proxy Statement and Schedule 13E-3 and other relevant materials to be filed with the SEC relating to the proposed Transactions. You can obtain free copies of these documents from the Company using the contact information above.

No Offer

No person has commenced soliciting proxies in connection with the proposed Transactions referenced in this Current Report on Form 8-K, and this Current Report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities, nor a solicitation of any vote or approval.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this Current Report on Form 8-K, including statements regarding the proposed Transactions and their expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “likely,” “may,” “might,” “should,” “plans,” “potential,” “projects,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed Transactions in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed Transactions; (c) potential delays in consummating the proposed Transactions; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed Transactions that could delay the consummation of the proposed Transactions or cause the parties to abandon the proposed Transactions; (e) the possibility that the Company may not receive the requisite stockholder approval for the proposed Transactions; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed Transactions; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed Transactions, as well as liabilities that are not known, probable or estimable at this time or other unexpected costs, charges or expenses; (j) the possibility that the proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed Transactions; (l) the risk that disruptions from the proposed Transactions will harm the Company’s business, including current plans and operations; (m) risks related to the diversion of management’s time and attention from the Company’s ongoing business operations to matters relating to the proposed Transactions; (n) the ability of the Company to retain and hire key personnel; (o) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transactions; (p) legislative, regulatory and economic developments affecting the Company’s business; (q) general economic and market developments and conditions; (r) the legal, regulatory and tax regimes under which the Company operates; (s) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed Transactions that could affect the Company’s financial performance; (t) the risk that any announcements relating to the proposed Transactions could have adverse effects on the market price of the Company’s common stock, and the risk that such price may decline significantly if the proposed Transactions are not consummated; (u) restrictions during the pendency of the proposed Transactions that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (v) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors. There can be no assurance that the proposed Transactions will in fact be consummated. The foregoing list of factors is not exhaustive, and new risks may emerge from time to time. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to the Company’s Form 10-Q filed with the SEC on August 10, 2026, the Company’s Form 10-K filed with the SEC on March 2, 2026, as well as other documents that may be filed by the Company from time to time with the SEC. These filings, as well as subsequent filings, are available on the investor relations section of the Company’s website at ir.surgerypartners.com or on the SEC’s website at www.sec.gov. The statements in this Current Report on Form 8-K represent the Company’s current beliefs, estimates and assumptions as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause the Company’s views to change. Except as required by applicable law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

Dated: October 26, 2026	By:	/s/David T. Doherty
David T. Doherty
Executive Vice President and Chief Financial Officer